Exhibit 4.20
FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT
CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”)
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO
RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
CONTRACT FOR LAUNCH SERVICES
Between
ILS INTERNATIONAL LAUNCH SERVICES, INC.
and
SATELITES MEXICANOS, S.A. DE C.V.
23 December 2010
ILSB-1006-4488
        .

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.

i

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
CONTRACT FOR LAUNCH SERVICES
This Contract is made and entered into as of 23 December 2010 (“Effective Date”) by and between ILS International Launch Services, Inc., incorporated in the State of Delaware (USA), having its principal place of business at 1875 Explorer Street, Suite 700, Reston, Virginia 20190, USA (“Contractor”) and Satelites Mexicanos, S.A. de C.V. , a company organized under the laws of United States of Mexico (Mexico), having its principal place of business at Av. Paseo de la Reforma No. 222, Torre de Oficinas, Piso 20, Colonia Juárez, Delegación Cuauhtémoc, C.P. 06600, México, Distrito Federal, México, D.F. México (“Customer”).
ARTICLE 1
DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the following meanings:
     Business Day means any day that business is transacted in New York, USA, and shall exclude all Saturdays, Sundays and Legal Bank Holidays.
     Contract means this document and all exhibits listed below, as the same may be amended from time to time in accordance with the terms hereof, including:
Exhibit 1 — Proton Launch Services Statement of Work for the SATMEX 8 Program, dated 23 December 2010, Document No. ILSB-1006-4486
Exhibit 2 — SATMEX 8 Proton M Breeze M Interface Control Document valid and incorporated into the Contract once signed by the Parties
     Force Majeure shall have the meaning set forth in Paragraph 8.1 entitled “Force Majeure Defined.”
     Initial Payment means the first payment made pertaining to a Launch Service as set forth in Paragraph 5.1 of this Contract.
     Insured Launch Activities means the activities carried out by either Party or Related Third Parties of either Party in accordance with the terms of this Contract at the Launch Site, including transportation of the Spacecraft within the Launch Site and Launch.
     Intentional Ignition means the ignition of the first-stage engine(s) of the Launch Vehicle that has been integrated with the Spacecraft. Intentional Ignition can be followed by either (i) physical separation from the Launch pad and the ground support equipment; or (ii) total loss or destruction of the Spacecraft or the Launch Vehicle; or (iii) Terminated Ignition.
     Interface Control Document means Exhibit 2 to this Contract once signed by both Parties.
     Launch means Intentional Ignition followed by either (i) physical separation from the Launch pad and the ground support equipment; or (ii) loss or destruction of the Spacecraft and/or the Launch Vehicle.
     Launch Date means the calendar date on which the Launch is scheduled to occur, as established in accordance with Paragraph 6.3 entitled “Launch Date” and as such Launch Date may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
     Launch Mission Failure means that it can be reasonably determined from the flight data or other reasonable evidence that, due solely to the failure of the Launch Vehicle to perform in accordance with the requirements of Exhibit 1 and Exhibit 2, the Launch Vehicle performed in a manner that caused the Spacecraft to be: (a) lost, (b) destroyed, (c) damaged or impaired or placed in an orbit that does not meet the definition of operational orbit as defined in Exhibit 1 and Exhibit 2 such that the Spacecraft cannot be used for its intended commercial purpose.
     Launch Opportunity means an adequate time period during which Contractor, in its reasonable judgment may provide a Launch Service to Customer, taking into account all relevant conditions, including but not limited to, commitments to other customers, maintenance of appropriate clearance times between flights, hardware and range availability and requirements of the Government of the Russian Federation and/or the Government of the Republic of Kazakhstan, as applicable.
     Launch Period means a period of [***] months during which the Launch is scheduled to occur, as specified in Paragraph 6.1 and as such Launch Period may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”
     Launch Service means those services to be provided by Contractor to Customer for a single Launch, utilizing a Launch Vehicle, as set forth in Exhibit 1 and Exhibit 2.
     Launch Service Price means the price for the Launch Service as set forth in Paragraph 4.1 entitled “Launch Service Price.”
     Launch Site means the Baikonur Cosmodrome, located in the Republic of Kazakhstan.
     Launch Slot means a period of [***]days within the Launch Period during which the Launch is scheduled to occur, as specified in Paragraph 6.2 and as such Launch Slot may be adjusted in accordance with Article 7 entitled “Launch Schedule Adjustments.”
     Launch Vehicle means the Proton launch vehicle system consisting of a Proton launch vehicle, a Breeze M upper stage, the payload fairing and the payload adapter with separation system collectively identified as the Proton.
     Legal Bank Holiday means a day that banks are scheduled in advance to be closed in the state of New York, USA.
     Party or Parties means Contractor, Customer or both.
     Related Third Parties means (i) the Parties’ directors, officers, agents, employees and customers; (ii) the Parties’ contractors, subcontractors and suppliers at any tier involved directly or indirectly in the performance of this Contract, and their directors, officers, agents and employees; (iii) entities involved with payload processing or other activities in the payload processing facilities, including the contractor providing the payload processing facilities, other customers of the payload processing facilities contractor, and all employees and contractors of those contractors and customers; and (iv) parties having any right, title or interest, whether through sale, lease or service arrangement or otherwise, directly or indirectly, in the Spacecraft or any transponder, the Launch Vehicle or the Launch Service.
     Replacement Launch Service means the option for a replacement launch provided to the Customer for the launch of the Replacement Satellite under this Contract Article 12.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
     Replacement Satellite means the Customer-provided satellite and associated property to be launched by the Replacement Launch Service, under this Contract Article 12, with the technical specifications and characteristics set forth in Exhibit 1 and Exhibit 2.
     Spacecraft means Customer-provided spacecraft and associated property to be launched on the Launch Vehicle associated with the applicable Launch Service under this Contract with the technical specifications and characteristics set forth in Exhibit 1 and Exhibit 2.
     Statement of Work or SOW means that document identified as such and attached as Exhibit 1 to this Contract.
     Terminated Ignition means that, following Intentional Ignition, the first-stage engine(s) of the Launch Vehicle shut down prior to physical separation from the launch pad and the ground support equipment and without loss or destruction of the Spacecraft or Launch Vehicle and the launch pad is officially declared safe by Contractor.
     Termination Charge means the charge calculated in accordance with Paragraph 18.6 entitled “Termination Charge.”
     Third Party means any person or entity other than Contractor, Customer, their respective Related Third Parties, the United States Government and its agencies, contractors or subcontractors, and the governments of the Russian Federation and the Republic of Kazakhstan and their agencies, contractors or subcontractors involved directly in the performance of the Proton Launch Services.
ARTICLE 2
SERVICES TO BE PROVIDED
Contractor shall furnish one (1) Launch Service for the Launch of one (1) Customer-provided Spacecraft from the Launch Site, in accordance with this Contract.
ARTICLE 3
ORDER OF PRECEDENCE
In the event of any conflict among the various portions of this Contract, the following order of precedence shall prevail:
1.	Articles 1 through 30

2.	Exhibit 2 — SATMEX 8 Proton M Breeze M Interface Control Document, valid and incorporated into the Contract once signed by the Parties

3.	Exhibit 1 — Proton Launch Services Statement of Work for the SATMEX 8 Program, dated 23 December 2010, Document No. ILSB-1006-4486

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
ARTICLE 4
LAUNCH SERVICE PRICE
4.1	Launch Service Price.

Launch Service	Launch Service Price
SATMEX 8	[***]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
4.2	Taxes.
4.2.1	The Launch Service Price includes all taxes, duties and other levies imposed by the United States Government and any political subdivisions thereof, and by any taxing authority in the Russian Federation and/or Kazakhstan Government and any political subdivision thereof, as may be required by law to be paid by the Contractor in full in the performance of this Contract. Contractor shall also be responsible for all taxes, duties or other levies associated with transportation and handling in Russia and/or Kazakhstan that may be imposed on the Spacecraft(s) or any Customer-furnished items including but not limited to its support equipment. Should any of the taxes, duties or levies described in the two preceding sentences become an obligation of Customer for any reason, Contractor shall indemnify and hold harmless Customer from such obligation and shall reimburse Customer within thirty (30) days of Customer’s invoice for payment of such amounts.

4.2.2	All payments by Customer under this Contract shall be made free and clear of and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, (each a “Tax”) now or hereafter imposed, levied, collected, withheld or assessed by the government of Mexico, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (each, a “Governmental Authority”), excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Contractor as a result of a present or former connection between Contractor and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Contractors’ having executed, delivered or performed its obligations or received a payment under, or enforced, this Contract). If any such Tax is required to be withheld from any amounts payable hereunder, the amounts so payable to Contractor shall be increased to the extent necessary to yield to Contractor (after payment of all such Taxes) plus any interest or penalties or any such other amounts payable hereunder at the rates or in the amounts specified herein.

4.2.3	Any taxes, duties or levies imposed on Customer furnished items, including but not limited to the Spacecraft(s) and support equipment, shall be the responsibility of Customer except to the extent assumed by Contractor in accordance with Paragraph 4.2.1 above. Should any of these taxes, duties or levies become an obligation of Contractor for any reason, Customer shall indemnify and hold harmless Contractor from such obligation and shall reimburse Contractor within thirty (30) days of Contractor’s invoice for payment of such amounts.
ARTICLE 5
PAYMENT
5.1	Timing of Payments. Payment of the Launch Service Price shall be in U.S. Dollars, subject to conditions set forth in this Article and made in accordance with the following schedule.[***]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
Table 5.1-1: Payment Schedule

BASELINE		ALTERNATE
	Payment Amount Due as		Payment Amount Due as
	a Percentage of the		a Percentage of the
Payment Due Date	Launch Service Price	Payment Due Date	Launch Service Price

Contract Execution (EDC)	[***]	Contract Execution (EDC)	[***]

L-[***] months	[***]	L-[***] months	[***]

L-[***] months	[***]	L-[***] months	[***]

L-[***] months	[***]	L-[***] months	[***]

L-[***] months	[***]	L-[***]months	[***]

L-[***] months	[***]	L-[***] months	[***]

L-[***] months	[***]	L-[***] months	[***]

L-[***] months	[***]	Launch Date*	[***]

L-[***] months	[***]	Total	100%

Launch Date*	[***]

Total	100%
Where “L” is the first day of the originally scheduled Launch Period.

[***]

Contractor shall have no obligation to conduct the Launch until Customer has made all payments due prior to Launch. Any Customer delay in making a payment shall be deemed a day for day Customer requested delay of the Launch Schedule in accordance with Paragraph 7.1 and may result in a resequencing of the Customer’s Launch, unless waived by Contractor in writing.
5.2	Payment Dates. If a payment due date falls on a Saturday, Sunday or Legal Bank Holiday, then payment shall be due on the following Business Day.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
5.3	Invoicing Instructions. All invoices to Customer will be sent to the address set forth below:
Dionisio M. Tun Molina
Satélites Mexicanos S.A. de C.V.
1 Avenida Paseo de la Reforma 222, Piso 20 y 21
2 Col. Juárez, Delegación Cuauhtémoc
06600
México D.F.
Telephone Number: 52 (55) 5804-7333
With copy to:
Pablo Manzur Bernabeu
Satélites Mexicanos S.A. de C.V.
Avenida Paseo de la Reforma 222, Piso 20 y 21
Col. Juárez, Delegación Cuauhtémoc
06600
México D.F.
Telephone Number: 52 (55) 2629-5851
Jesús Gutiérrez Albores
Satélites Mexicanos S.A. de C.V.
Av. De las Telecomunicaciones S/N Edif. SGA II,
Col. Leyes de la Reforma, Delegación Iztapalapa
09310
México D.F.
Telephone Number: 52 (55) 5804-7338
5.4	Wire Transfer Instructions. All payments to Contractor will be by wire transfer to the address set forth below and shall not be reduced by any wire transfer fee, bank processing fee, or other fee pertaining to the rendering of payment.
ILS International Launch Services, Inc.
[***]
5.5	Payment of Invoices.
5.5.1	Scheduled Payments. Contractor shall submit invoices not later than thirty (30) days in advance of the scheduled payment due dates, except that the invoice for the Initial Payment shall be submitted as soon as reasonably possible after contract execution and shall be due and paid on its due date. Other scheduled Launch Service payments shall be made on their respective due dates, or within thirty (30) days after Customer’s receipt of the corresponding invoice, whichever is later.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
5.5.2	Other Than Scheduled Payments. Payment of invoices for other than scheduled Launch Service payments shall be due and paid by invoiced party no later [***] days after receipt of invoice by said party. For services rendered, invoices will be sent upon completion of services except for items identified in this Contract or its Exhibits that require in whole or in part pre-payment or additional items ordered by Customer that require in whole or in part pre-payment. If any portion of an invoice for other than scheduled Launch Service payments is disputed by a party, the disputing party shall notify the invoicing party within [***] days following the receipt of the corresponding invoice, the invoicing party shall provide the disputing party with reasonably detailed information regarding the disputed amount within [***] days following the disputing party’s notification. The disputing party shall pay the undisputed invoice amount by the applicable invoice due date. Upon resolution of any disputed amount the disputing party shall promptly pay the invoicing party any balance or amount owed to the invoicing party pertaining to such invoice plus applicable interest in accordance with Paragraph 5.6, calculated from the date of the original due date of payment up to the date the payment is made.

5.5.3	Credit for Payment. Payments shall be deemed made when credit for the payment amount is established in Contractor’s bank account set forth in Paragraph 5.4
5.6	Interest on Payments Due. If any amount due to either Party under this Contract shall remain unpaid after its due date, then the owing Party shall pay simple interest on such unpaid amount to the other Party at the rate of [***]. Interest will be computed commencing as of the day after the due date until and including the date payment is actually made, except as provided in paragraph 5.8.2 below.

5.7	Accelerated Payments. In the event that the Launch Service is accelerated as described in Article 7 entitled “Launch Schedule Adjustments,” the remaining payments for such Launch Service shall be accelerated on a day-for- day basis corresponding to the number of days by which the Launch Service was accelerated. If, as a result of such acceleration, any payments should already have been made, such payments shall be immediately invoiced by Contractor and shall be paid by Customer within [***] days of receipt of invoice by Customer

5.8	Postponed Payments.
5.8.1	Postponements by Contractor. In the event a postponement of the Launch Period, Launch Slot or Launch Date, as applicable, for the affected Launch Service is attributable to Contractor for any reason including those in Article 7 entitled “Launch Schedule Adjustments,” the Contract payments shall be suspended on a day-for-day basis for the length of the delay and then resumed with all remaining payments postponed by the amount of the delay, except for any payments due after Launch.

5.8.2	Postponements by Customer. In the event a postponement of the Launch Period, Launch Slot or Launch Date, as applicable, for the affected Launch Service is attributable to Customer for any reason including those in Article 7 entitled “Launch Schedule Adjustments,” the Contract payments shall remain due as if the Launch Period, Launch Slot or Launch Date, as applicable, had not been postponed. [***]

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
ARTICLE 6
LAUNCH SCHEDULE
6.1	Launch Period. The Launch Period shall be as follows:
Table 6.1-1: Launch Period

Launch Service	Launch Period
SATMEX 8	[***]
6.2	Launch Slot. At least [***] months prior to the first day of the Launch Period for each Launch Service, Customer will give notice to Contractor of a proposed Launch Slot within the Launch Period, taking into account the requirements for a Launch Opportunity. [***]. The Parties will cooperate in good faith to finalize the selection of a Launch Slot. However, in the event that the Parties cannot mutually agree upon a Launch Slot within [***] days of Contractor’s proposal, Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of Customer.

6.3	Launch Date. At least [***] months prior to the first day of the Launch Slot for each Launch Service, Contractor will give notice to Customer of a proposed Launch Date within the Launch Slot, taking into account the requirements for a Launch Opportunity. The Parties will cooperate in good faith to finalize the selection of a Launch Date. However, in the event that the Parties cannot mutually agree upon a Launch Date within [***] days of Contractor’s proposal, Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of Customer.
ARTICLE 7
LAUNCH SCHEDULE ADJUSTMENTS
7.1	Customer Launch Schedule Adjustments.
7.1.1	Customer may request either a postponement or advancement of the Launch Period, Launch Slot or Launch Date by giving written notice to the Contractor representative set forth in Paragraph 9.2 requesting a new Launch Period, Launch Slot or Launch Date. The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date. However, in the event that the Parties cannot mutually agree within [***] days of Customer’s notice (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of Customer. Until a new Launch Period, Launch Slot or Launch Date is selected in accordance with this Paragraph 7.1, the then-current launch schedule shall remain in effect.

7.1.2	Failure to Make Timely Payments. In the event the Customer fails to make a payment on the due date for said applicable payment, the days of delay in making such payment shall be deemed a day for day Customer requested postponement of

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
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THE SECURITIES EXCHANGE ACT.
the Launch Schedule in accordance with Paragraph 7.1.1 above and may result in the resequencing of the Customer’s Launch, unless waived by the Contractor in writing. [***]. The provisions of this paragraph do not in any manner waive or otherwise affect Contractor’s right to terminate under Paragraph 18.3 or Contractor’s right to interest for late payments under Paragraph 5.6.

7.1.3	If the launch schedule adjustment results in a later Launch Period, Launch Slot or Launch Date, then only the total number of calendar days of delay originally requested by Customer shall be attributed to Customer. Any delay in the Launch Period, Launch Slot or Launch Date resulting from the determination of a Launch Period, Launch Slot or Launch Date, as applicable, by Contractor in excess of the delay requested by Customer shall not be deemed to be attributed to Contractor or Customer.

7.1.4	Postponements by Customer under this Article 7 for each Launch Service shall not exceed a total of [***] months provided, however, that the Launch Service Price shall increase by [***] including any portion thereof if Customer postponements equal or exceed [***] months. In the event that a single postponement, or cumulative postponements, attributed to Customer exceed such maximum permissible postponement of [***] months for any one Launch Service that Launch Service shall, at the election of Contractor, be subject to termination by Contractor in accordance with Paragraph 18.4 of this Contract entitled “Termination by Contractor for Excessive Launch Postponements.”

7.1.5	Should Customer request or cause postponement of a Launch Date where, in the sole judgment and discretion of Contractor, the postponement requires that the Spacecraft be de-mated from the Launch Vehicle and/or the Launch Vehicle or part thereof be removed from the launch pad so that Contractor will be able to meet other contractual commitments, Russian Federation Government requirements, access by Customer or its Related Third Parties to the Spacecraft or for any other operational or safety reasons, Customer will be liable for the costs incurred for such effort, [***].
7.2	Contractor Launch Schedule Adjustments. Contractor may postpone or request an advancement of the Launch Period, Launch Slot or Launch Date by giving notice to Customer proposing a new Launch Period, Launch Slot or Launch Date. The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date. However, in the case of a postponement, if the Parties cannot mutually agree within [***] days of Contractor’s proposal (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination in good faith taking into account the available Launch Opportunities and the requirements and interests of Customer. [***].
7.2.1	If the final launch schedule adjustment results in a later Launch Period, Launch Slot or Launch Date, then the total number of calendar days of delay originally requested by Contractor shall be attributed to Contractor.

7.2.2	Postponements by Contractor under this Article 7 shall not exceed a total of [***] months for each Launch Service. In the event that a single postponement, or cumulative postponements, attributed to Contractor exceed such maximum permissible postponement for any one Launch Service that Launch Service shall, at the election of Customer, be subject to termination by Customer in accordance with Paragraph 18.1 entitled “Termination by Customer for Excessive Launch Postponement

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
7.2.3	Should Contractor request or cause postponement of a Launch Date where, in the sole judgment and discretion of Contractor, the postponement requires that the Launch Vehicle or part thereof be removed from the launch pad so that Contractor will be able to meet other contractual commitments, Russian Federation requirements, access by Customer or its Related Third Parties to the Spacecraft or for other operational or safety reasons, [***].
7.3	Postponements Attributed to Non-Complying Party under Article 10. Should the failure of either Party to provide required data, information, hardware and services result in a delay to the launch schedule, then a postponement shall be attributed to the non-complying Party under this Article 7 upon notice by the other Party. Requirements to provide data, information, hardware and services, delays and the length of postponement chargeable to the non-complying Party are described in Article 10 entitled “Additional Contractor and Customer Obligations Prior to Launch.”

7.4	Obligation to Give Prompt Notice. Contractor and Customer acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any need for schedule change under this Article 7 or any actual or potential delay that might impact the launch schedule.

7.5	Force Majeure Force Majeure, as defined in Article 8 entitled “Force Majeure,” which causes postponement(s) of a Launch Service(s) but does not exceed a cumulative total per Launch Service of [***] days, shall not be included in determining the length of a postponement attributable to that Party under this Article 7. Force Majeure in excess of [***] days shall be included in determining the length of a postponement attributed to a Party.
ARTICLE 8
FORCE MAJEURE
8.1	Force Majeure Defined Except as specifically provided under Paragraph 7.5 above, neither Party shall be liable to the other in the event of a delay in the performance of its obligations or commitments, and the date on which those obligations are to be fulfilled shall be extended for the period of time of such delay, when the delay was due to causes beyond the control and not due to the fault or negligence of the Party subject to the delay. Subject to the foregoing, Force Majeure shall include, but not be limited to, the following: Acts of God, unforeseeable circumstances, acts (including delay or failure to act) of any governmental authority (in its sovereign or contractual capacities), inability of either Party to obtain any necessary export licenses, acts of terrorism, armed conflict, wars (declared or undeclared), riot, revolution, hijacking, fires strikes, freight embargoes, labor stoppage, sabotage, epidemics, interruptions of essential services and supplies such as electricity, natural gas, fuels and water, adverse weather or launch safety conditions provided, however, that the occurrence of any of the above mentioned circumstances shall be considered as a Force Majeure event only if it does not permit launching, maintenance of appropriate clearance times between flights, delays reasonably required by Contractor to take corrective action following any launch failure or major anomaly, delays due to any re-flight or replacement launch required under this Contract or any

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
other Customer agreement with Contractor, or any extraordinary condition that jeopardizes the safety of employees of Contractor, Customer or their respective Related Third Parties.

8.2	Notice(s) of Force Majeure Contractor and Customer each acknowledge and agree that it is in the best interests of both Parties to promote certainty in Launch Schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give notice of any actual or potential Force Majeure under this Article 8 within the following [***] days of the actual Force majeure occurrence or acknowledgement of the potential Force Majeure event.
ARTICLE 9
COORDINATION AND COMMUNICATION BETWEEN CUSTOMER AND CONTRACTOR
9.1	Mission Managers. Each Party hereby identifies to the other a single Mission Manager to coordinate the activities under this Contract. The Mission Managers of each Contractor and Customer are not authorized to direct work contrary to the requirements of this Contract or make modifications to this Contract. Any and all modifications to the terms, conditions and requirements of this Contract shall be made pursuant to Article 23, entitled “Amendment.”

Contractor’s Mission Manager	Customer’s Mission Manager

Name: Ben Muniz	Name: Jesus Gutierrez

Telephone: 571.633.7469	Telephone: 52-55 5804 7338

Telefax: 571.633.7500	Telefax: 52-55 5804 7304

Email: b.muniz@ilslaunch.com	Email: jesus.gutierrez@satmex.com
9.2	Notices. All notices that are required or permitted to be given under this Contract shall be in writing and shall be delivered in person or sent by electronic mail with verification of receipt, facsimile, certified mail (return receipt requested) or air courier service to the authorized representatives and addresses set forth below. Notices shall be effective upon delivery in person or upon confirmation of receipt in the case of electronic mail, facsimile, certified mail or air courier.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.

Notices to Contractor	Notices to Customer
Name: Pablo Manzur Bernabeu

Address:	Address:
ILS International Launch Services, Inc.	Satélites Mexicanos, S.A. de C.V.
1875 Explorer Street, Suite 700	Avenida Paseo de la Reforma 222, 20th Floor
Reston, Virginia 20190 U.S.A.	Col. Juárez
C.P. 06600
México, D.F., México

Telefax: 571.633.7500	Telephone: + (52) 55-2629-5832

Name: Mr. Carl J. Holub	Telefax: + (52) 55-2629-5855

Telephone: 571.633.7474	Name: Dr. Dionisio M. Tun Molina

(same address and fax number as above)	Av. de las Telecomunicaciones S/N
Col. Leyes de Reforma
Contel Iztapalapa Edif.. SGA-II
C. P. 09310, México, D. F.

Name: Mr. Thomas P. Tshudy	Telephone: +52-55 5804-7333

Telephone: 571.633.7410	Telefax: + (52) 55-5804-7304

(same address and fax number as above)
9.3	Communications in English. All documentation, notices, reports and correspondence under this Contract shall be submitted and maintained in the English language.
ARTICLE 10
ADDITIONAL CONTRACTOR AND CUSTOMER OBLIGATIONS PRIOR TO LAUNCH
10.1	Obligation to Provide Information. Contractor shall provide to Customer the data, information, hardware and services identified in this Contract, and Customer shall provide to Contractor the data, information, hardware and services identified in this Contract, in accordance with the schedules contained therein.

10.2	Notification of Non-Compliance. The Party receiving the data, information, hardware or services referred to in Paragraph 10.1 shall promptly notify the other in accordance with Paragraph 9.2 in the event the data, information, hardware or services are not consistent with the requirements contained in this Contract, or not suitable for their intended purpose. The notification shall contain a statement of the discrepancy and recommend solutions. The Party receiving the notification shall provide written direction to the other Party as to how to proceed, taking into account the recommended solutions within [***] days following receipt of notice.

10.3	Impact of Non-Compliance on Launch Schedule. In the event that the data, information, hardware or services to be supplied by one Party to the other, in accordance with Paragraph 10.1 above, are not furnished in accordance with the required schedules set forth in applicable

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
Statement of Work, the receiving Party shall use commercially reasonable efforts to continue its obligations under this Contract without affecting the launch schedule or incurring additional expense. If however, despite the receiving Party’s commercially reasonable efforts, such continuation is not possible and, as a result of the other Party’s failure to provide data, information, hardware or services as required in accordance with Paragraph 10.1 above, the launch schedule is adversely affected, then a launch schedule postponement shall be declared by the receiving Party under the appropriate provisions of Article 7 attributable to the Party failing to provide the data, hardware or services as required by the Statement of Work.
ARTICLE 11
FACTORY AND LAUNCH SITE ACCESS
Subject to appropriate export, regulatory, confidentiality, security and/or safety limitations, Customer shall have access to Contractor’s mission hardware final assembly factory, Launch Site, launch complex and Spacecraft encapsulation area.
ARTICLE 12
REPLACEMENT LAUNCH
12.1 Customer Option for Replacement Launch Service Customer may request a Replacement Launch Service in the event of a Launch Mission Failure by giving written notice to Contractor of such option exercise within [***] days of the Launch Mission Failure. Contractor shall provide a Replacement Launch Service no earlier than [***] months after receipt of Customer’s written notice of option exercise for the Replacement Launch Service, taking into consideration all of the requirements for a Launch Opportunity.
12.1.1 Launch Period for Replacement Launch Service The Customer’s option exercise for a Replacement Launch, per Paragraph 12.1 above, shall indicate Customer’s preferred Launch Period for the Replacement Launch Service. The Contractor shall inform Customer no later than [***] days after receipt of Customer’s request if a Launch Period exists as requested. If a Launch Period does not exist as requested, the Parties will negotiate in good faith a mutually acceptable Launch Period. However, in the event that the Parties cannot mutually agree upon a Launch Period within [***] days (or such shorter time period as the Parties may agree in light of the proximity to the Replacement Launch Service), Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of Customer.
12.1.2 Launch Slot for Replacement Launch Service The procedure set forth in Paragraph 6.2 above shall be utilized for selection of a Launch Slot for the Replacement Launch Service.
12.1.3 Launch Date for Replacement Launch Service The procedure set forth in Paragraph 6.3 above shall be utilized for selection of a Launch Date for the Replacement Launch Service.
12.2 The Replacement Launch Service does not include replacement cost of the Replacement Satellite.
12.3 The configuration and mission requirements of the Replacement Satellite shall be substantially similar to the mission description contained in Exhibit 2 “SATMEX 8 Proton M Breeze M Interface Control Document”.
12.4 The Replacement Launch Service shall be governed by the terms and conditions of this Contract, except as modified by Paragraphs 12.5, 12.6 and 12.7.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
12.5 The Launch Service Price of the Replacement Launch Service shall be as set forth in Table 12.5.1 below entitled “Replacement Launch Price.”
     Table 12.5.1 Replacement Launch Price

Year Replacement Launch is Originally
Scheduled	Launch Service Price
[***]	[***]

[***]	[***]

*	In no event will Contractor be required to provide a Replacement Launch Service beyond [***], inclusive of Customer delays.
12.6 The Payment Terms of the Replacement Launch Service shall be as set forth in Table 12.6.1 below entitled “Payment Terms for the Replacement Launch Service.” All other terms set forth in Article 5 entitled “Payment” shall apply to the Replacement Launch Service.
     Table 12.6.1 Payment Terms for Replacement Launch

Amount Due as a Percentage of the Launch
Payment Due Dates	Service Price
Replacement Launch Order	[***]

L-[***]Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

Total	100%
     Where “L” is the first day of the originally scheduled Launch Period.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
12.7 The Termination Liability of the Replacement Launch Service shall be as set forth in Table 12.7.1 below entitled “Termination Liability for the Replacement Launch Service.” All other terms set forth in Article 18 entitled “Termination” shall apply to the Replacement Launch Service.
     Table 12.7.1 Termination Liability for the Replacement Launch Service

Amount Due as a Percentage of the Launch
Payment Due Dates	Service Price
Replacement Launch Order	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

[***]	[***]
     Where “L” is the first day of the originally scheduled Launch Period.
ARTICLE 13
GOVERNMENTAL APPROVALS, LICENSES, CLEARANCES,
PERMITS AND COMPLIANCE WITH REQUIREMENTS
13.1	Parties Respective Obligations. Each Party is responsible for obtaining all governmental approvals, including any licenses, clearances, permits or governmental authorizations from any governmental authority that has jurisdiction or authority to require such approvals, licenses, clearances, permits or authorizations necessary to carry out such Party’s respective obligations in accordance with this Contract.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
13.2	Mutual Assistance. The Parties shall cooperate and provide each other upon request and without cost to the other Party all reasonable and necessary assistance in obtaining and maintaining any and all governmental approvals that they may respectively be required to obtain to fulfill their obligations under this Contract.

13.3	Documentation. The Parties shall provide to each other upon request and without cost, acceptable documentation or other reasonable evidence to show that they have obtained and are maintaining in full force and effect any and all governmental approvals that they respectively are required to obtain to fulfill their obligations under this Contract.

13.4	Spacecraft Approvals. Unless otherwise specified herein, Customer shall obtain and maintain all governmental approvals necessary for the transfer of the Spacecraft and any Customer-furnished items from the Spacecraft’s country of origin to the Launch Site. To the extent any U.S. Government licenses are required for the export of Spacecraft-related technical data, Customer shall apply, or cause appropriate parties to apply, for such licenses not later than [***] Days after it becomes legally and materially possible, according with U.S. Government law, to apply for such licenses. To the extent any U.S. Government licenses are required for the export of the Spacecraft, associated test, electrical or mechanical support equipment or Spacecraft propellant, Customer shall apply, or cause appropriate parties to apply, for such licenses not later than [***] prior to the beginning of the Launch Period or Launch Slot, as applicable, for the applicable Launch Service.

13.5	Launch Vehicle and Launch Site Approvals. Contractor shall obtain all governmental approvals necessary for the transfer of the Launch Vehicle and any auxiliary equipment to the Launch Site and shall obtain all governmental approvals necessary for the use of the Launch Site and its facilities.

13.6	Safeguarding U.S.-Licensed Spacecraft. Contractor and Customer shall abide by and require its Related Third Parties, as applicable, to abide by all United States, Russian and Kazakh Government security rules and regulations pertaining to the safeguarding of U.S.-licensed spacecraft in connection with the performance of this Contract. Such security rules and regulations include, but are not limited to, the Government to Government Technology Safeguards Agreement, dated January 25, 1999, and amendments thereto, for the safeguarding of U.S.-licensed spacecraft transported to Russia and/or Kazakhstan for launch from the Baikonur Cosmodrome, applicable licenses, technology transfer control plans and the Launch Campaign Security Plan at Baikonur Cosmodrome.

13.7	Compliance with U.S. Export Requirements.
13.7.1	Each Party shall be responsible for compliance with applicable United States or Russian Government regulations relating to the transfer by such Party of technical data to the other Party or to Third Parties. Contractor and Customer agree that all export/import/re-export of goods, defense services and technical data made pursuant to this Contract shall be in strict compliance with all laws, rules and regulations of the United States, including the United States Department of State International Traffic in Arms Regulations (“ITAR”) and the Export Administration Regulations (“EAR”) of the United States Department of Commerce. Additionally, it is understood that Contractor and Customer are subject to the applicable laws and regulations of the Russian Federation and the Republic of Kazakhstan.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
13.7.2	Customer hereby agrees to identify and promptly notify Contractor of any Third Country National (defined as a person holding citizenship or born in a country different than the country of the company with whom they are employed) directors, officers, agents or employees or Dual National (defined as a person born and/or holding citizenship in more than one country, one of which is the same as the country of the company with whom they are employed) directors, officers, agents or employees who may participate in technical exchanges or have access to any technical data in connection with performance of this Contract in order to support Contractor’s application for approval of a Technical Assistance Agreement or other license with the U.S. Government. For purposes of the present provision, Customer identifies and notifies Contractor of Third Country Nationals on its behalf, on the Exhibit 3 of the Contract. Notwithstanding the foregoing, Customer shall notify the Contractor in writing of any modification to the information provided above, [***].

13.7.3	Customer hereby agrees to identify and promptly notify Contractor of any Related Third Parties, consultant or representatives who may participate in technical exchanges or have access to any technical data in connection with performance of this contract as required to support, including identification of any Third Country Nationals or Dual Nationals as required to support Contractor’s application for approval of Technical Assistance Agreement or other license with the U.S. Government. . Notwithstanding the foregoing, Customer shall notify Contractor in writing of any modification to the information provided above, [***].
13.8	Contractor Assistance. Contractor will assist Customer and its Related Third Parties, as applicable, with administrative arrangements necessary for the transportation of personnel, the Spacecraft and related equipment or supplies from the point of entry into the Russian Federation or Republic of Kazakhstan, as the case may be, to the Launch Site. Such assistance to Customer and its Related Third Parties shall include assisting in obtaining on behalf of Customer and Customer’s Related Third Parties, as applicable, necessary consents and authorizations from the relevant governmental authorities for the entry and temporary stay in the Russian Federation or the Republic of Kazakhstan, as the case may be, of such personnel, Spacecraft and related equipment or supplies.

13.9	Security. Customer shall abide by and require its employees, agents, subcontractors, and Related Third Parties to abide by all applicable United States, Russian and Kazakh Government security rules and regulations while they are on Contractor’s or its Related Third Parties’ premises in connection with this Contract.
ARTICLE 14
COMPLETION OF CONTRACTOR’S OBLIGATION AND RENDERING OF PAYMENT
The Launch Services to be provided under this Contract shall be considered complete upon Launch. No portion of the Launch Service Price shall be refundable in the event the Launch Service fails to perform in accordance with the Contract. Any portion of the Launch Service Price set forth in the Payment Schedule(s), or other payments due by Customer to Contractor due after Launch, if applicable, shall be payable on the date due whether or not the Launch Service performs in accordance with the Contract. A Launch shall not be deemed complete in the event of a Terminated Ignition.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
ARTICLE 15
EXCLUSION OF WARRANTY, WAIVER OF LIABILITY AND ALLOCATION OF CERTAIN RISKS
15.1	NO REPRESENTATIONS OR WARRANTIES. CONTRACTOR HAS NOT MADE NOR DOES IT MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SUCCESS OF ANY LAUNCH OR OTHER PERFORMANCE OF ANY LAUNCH SERVICE, INCLUDING THE LAUNCH SERVICE PROVIDED UNDER THIS CONTRACT. WITHOUT LIMITING OR CREATING EXCEPTIONS TO THE RECIPROCAL WAIVER OF LIABILITY SET FORTH IN Article 15 WITH RESPECT TO THE LAUNCH SERVICE PROVIDED UNDER THIS CONTRACT, OR THE EXCLUSIVE REMEDIES SET FORTH IN Article 17, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO PERSONS CLAIMING BY OR THROUGH SUCH PARTY UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, NEGLIGENCE OF ANY TYPE OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, COSTS OF EFFECTING COVER, LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING A PAYLOAD OR THE SPACECRAFT, ARISING OUT OF OR RELATING TO THIS CONTRACT.

15.2	Waiver of Liability.
15.2.1	Contractor and Customer hereby agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim or sue the other Party, the United States Government, the government of the Russian Federation, or the government of the Republic of Kazakhstan, or Related Third Parties of the other Party for any property loss or damage it sustains, including but not limited to, in the case of Customer, loss of or damage to the Spacecraft, or any other property loss or damage, personal injury or bodily injury, including death, sustained by any of its directors, officers, agents and employees, arising in any manner in connection with the performance of or activities carried out pursuant to this Contract or other activities in or around the Launch Site or the operation or performance of the Launch Vehicle or the Spacecraft. Such waiver of liability applies to all damages of any sort or nature, including, but not limited to, any direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss such as costs of effecting cover, lost profits, lost revenues or costs of recovering a payload or the Spacecraft, from damages to the Spacecraft before, during or after Launch or from the failure of the Spacecraft to reach its planned orbit or operate properly.

15.2.2	Claims of liability are waived and released regardless of whether loss, damage or injury arises from the acts or omissions, negligent or otherwise, of either Party or its Related Third Parties. This waiver of liability shall extend to all theories of recovery, including in contract for property loss or damage, tort, product liability and strict liability. In no event shall this waiver of liability prevent or encumber enforcement of the Parties’ contractual rights and obligations to each other as specifically provided in this Contract.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
15.2.3	Contractor and Customer shall each extend the waiver and release of claims of liability as provided in Paragraphs 15.2.1 and 15.2.2 to its Related Third Parties (other than employees, directors and officers) by requiring them to waive and release all claims of liability they may have against the other Party, its Related Third Parties, the United States Government and its contractors and subcontractors at every tier, the government of the Russian Federation and its contractors and subcontractors at every tier, the government of the Republic of Kazakhstan and its contractors and subcontractors at every tier, and to agree to be responsible for any property loss or damage, personal injury or bodily injury, including death, sustained by them arising in any manner in connection with the performance of or activities carried out pursuant to this Contract or other related activities in or around the Launch Site or Spacecraft processing area, or the operation or performance of the Launch Vehicle or the Spacecraft.

15.2.4	The waiver and release by each Party and its Related Third Parties of claims of liability against the other Party and the Related Third Parties of the other Party extends to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

15.2.5	In the event of any inconsistency between the provisions of this Paragraph 15.2 and any other provisions of this Contract, the provisions of this Paragraph 15.2 shall take precedence.
15.3	Indemnification — Property Loss and Damage and Bodily Injury
15.3.1	To the extent that claims of liability by Related Third Parties are not covered by an insurance policy of either Contractor or Customer, Contractor and Customer each agree to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys’ fees, costs and expenses), arising as a result of claims brought by Related Third Parties of the indemnifying Party, for property loss or damage, personal injury or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the activities carried out pursuant to this Contract, other activities in and around the Launch Site or the Spacecraft processing area, or the operation or performance of the Launch Vehicle or the Spacecraft. Such indemnification applies to any claim for direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss, including but not limited to costs of effecting cover, lost profits or lost revenues, resulting from any loss of or damage to the Spacecraft before, during, or after Launch or from the failure of the Spacecraft to reach its planned orbit or operate properly.

15.3.2	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled “Third Party Liability Insurance,” or an insurance policy of either Contractor or Customer, Contractor will defend, hold harmless and indemnify Customer and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
Launch Vehicle, excluding any claim for indirect, special, incidental or consequential damages.

15.3.3	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled “Third Party Liability Insurance,” or an insurance policy of either Contractor or Customer, Customer will defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the processing, testing, operation or performance of the Spacecraft including any claim for indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss including, but not limited to costs of effecting cover, lost profits or lost revenues resulting from any loss of or damage to the Spacecraft before, during or after Launch or from the failure of the Spacecraft to reach its planned orbit or operate properly.

15.3.4	Notwithstanding Paragraphs 15.3.2 and 15.3.3 above, Contractor shall not be obligated to defend, hold harmless or indemnify Customer for any claim brought by a Third Party against Customer resulting from any damage to or loss of the Spacecraft, whether sustained before, during or after Launch and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. [***].

15.3.5	The indemnification for property loss or damage, personal injury or bodily injury, including death, provided by this Paragraph 15.3, shall be available regardless of whether such loss, damage or injury arises from the acts or omissions, whether negligent or otherwise, of the Party entitled to indemnification, or its Related Third Party, as the case may be.

15.3.6	The right of either Party or Related Third Parties to indemnification under this Article is not subject to subrogation or assignment and either Party’s obligation set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation, assignment or otherwise.
15.4	Indemnification — Intellectual Property Infringement
15.4.1	Contractor shall defend, hold harmless and indemnify Customer, and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from the design, manufacture or operation of the Launch Vehicle or Contractor’s provision of Launch Services.

15.4.2	Customer shall defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from the design, manufacture, or operation of Customer’s Spacecraft or a claim alleging that the Contractor aided or enabled infringement in the design, manufacture, or operation of Customer’s Spacecraft by the furnishing of Launch Services.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
15.5	Rights and Obligations. The rights and obligations specified in Paragraphs 15.3 and 15.4 shall be subject to the following conditions:
15.5.1	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any Related Third Party’s or any Third Party’s rights, upon receipt thereof; and shall provide the Party required to indemnify, at such Party’s request and expense, with copies of all relevant documentation.

15.5.2	The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

15.5.3	The Party required to indemnify, defend and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation and administrative costs and expenses, including attorney’s fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

15.5.4	The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the Party required to indemnify, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.
15.6	Survival of Obligations. All indemnities, obligations, liabilities and payments provided for in this Article 15 shall survive, and remain in full force and effect, after the expiration or other termination of this Contract and, subject to the limitations set forth in this Article 15, notwithstanding any other provision of this Contract to the contrary.

15.7	Authority to Destroy Launch Vehicle. Any operation of the Launch Vehicle automatic flight termination system which causes the destruction of the Launch Vehicle or Spacecraft shall be without liability or indemnity of Contractor or Contractor’s Related Third Parties to Customer or Customer’s Related Third Parties.

Contractor shall cooperate with and provide reasonable assistance to Customer in case of filing a claim for any insurer with regards to the indemnity for the destruction of the Spacecraft and/or in case of Launch Failure. In accordance with the above, documentation or information that Customer may request from Contractor shall be provided at no cost for Customer.

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
15.8	Limitation of Liability. Except for the obligation to indemnify provided in Paragraph 15.3.1 and 15.3.2 with respect to Proton Launch Services, Contractor’s cumulative liability to Customer for any and all claims that have not been waived or released pursuant to the terms of Article 15 with respect to Proton Launch Services and any claim to which the remedies are not limited pursuant to the terms of Article 17 entitled “Remedies and Limitations on Remedies,” arising out of or relating to this Contract, including, without limitation, any claim for termination (other than termination pursuant to Paragraph 18.1, in which case the maximum liability shall be the reimbursement amounts set forth therein), shall not, under any circumstances, [***].

15.9	Notwithstanding anything else in this Article or in the Contract to the contrary, nothing in this Article or in this Contract will relieve either Party from liability or damages in the event [***].
ARTICLE 16
INSURANCE
16.1	Third Party Liability Insurance. Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. The insurance shall have a limit of [***] and in the aggregate and shall be subject to standard industry exclusions and/or limitations, including, but not limited to, exclusions and/or limitations with regard to terrorism. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Spacecraft at the Launch Site and will terminate upon the earlier to occur [***] following the date of Launch, unless the Spacecraft is removed from the Launch Site other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not [***] even if such claim is brought by any Third Party or Related Third Parties.

16.2	Property Insurance. Contractor shall provide such insurance as may be required by applicable law or governmental authority within Russia and/or Kazakhstan having jurisdiction over the Launch Site.

16.3	Miscellaneous Requirements. The third party liability insurance shall name as named insured Contractor and shall name as additional insureds Customer, the Government of the United Mexican States, and the respective Related Third Parties of the Parties identified by each Party and such other persons as Contractor may determine. Customer shall provide a listing of additional insureds to Contractor not later than [***] months prior to the beginning of the then-applicable Launch Slot. [***].
ARTICLE 17
REMEDIES AND LIMITATIONS ON REMEDIES
This provision is intended to highlight notice to the Parties of certain specified exclusive rights and remedies of the Parties as stated elsewhere in the Contract, but shall not be construed as an all-inclusive list thereof.
17.1	Postponement of Launch Period, Launch Slot or Date. The exclusive rights and remedies of a Party with respect to postponement of a Launch Period, Launch Slot or Launch Date attributed

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
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PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
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THE SECURITIES EXCHANGE ACT.
to the other Party shall be as provided in Paragraphs 7.1.5, 18.1 entitled “Termination by Customer for Excessive Launch Postponements”, 18.4 entitled “Termination by Contractor for Excessive Launch Postponements” and 18.6 entitled “Termination Charge”.

17.2	Failure to Provide Data, Information, Hardware and Services. The exclusive remedy for failure by either Party to provide the data, information, hardware or services it is required to provide pursuant to Paragraph 10.1 shall be the adjustment in the Launch Schedule contemplated in Paragraph 10.3 and Article 7.

17.3	Claims by Third Parties.
17.3.1	The exclusive rights and remedy of Customer for claims by Third Parties for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle, [***] as provided in Paragraph 15.3.2, shall be the indemnification by Contractor as provided in Paragraph 15.3.2.

17.3.2	The exclusive rights and remedy of Contractor for claims by Third Parties for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Spacecraft, or from any loss of or damage to the Spacecraft before, during or after Launch or from the failure of the Spacecraft to reach its planned orbit or operate properly, [***] as provided in Paragraph 15.3.3, shall be the indemnification by Customer as provided in Paragraphs 15.3.3 and 15.3.4.
17.4	Intellectual Property Infringement. The exclusive rights and remedy of the Parties for claims resulting from the infringement of patent rights or any other intellectual property rights of a Third Party shall be the indemnification as provided in Paragraph 15.4.

17.5	Termination for Convenience. The exclusive rights and remedy of Customer to terminate this Contract for convenience are described in Paragraph 18.1 entitled “Termination by Customer for Convenience.”

17.6	Non-Payment. The exclusive rights and remedy of Contractor to terminate this Contract in the event of nonpayment or delay in payment are described in Paragraph 5.6 entitled “Interest on Payments Due” and Paragraph 18.3, entitled “Termination by Contractor for Nonpayment” and 18.6 entitled “Termination Charge”.
ARTICLE 18
TERMINATION
18.1	Termination by Customer for Convenience. Customer may terminate the Launch Service under this Contract for any reason at its convenience following written notice to Contractor at any time until [***] days prior to the Launch Date. If Customer terminates the Launch Service under this Paragraph 18.1, Contractor shall be entitled to the Termination Charge set forth in Paragraph 18.6.

18.2	Termination by Customer for Excessive Launch Postponements. Customer may terminate the Launch Service under this Contract if: Contractor has actually postponed, or provided notice of postponement of the Launch Service under Article 7 entitled “Launch Schedule Adjustments,” including postponements attributable to Contractor under Paragraph 7.3 and 10.3, for longer

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INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
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PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
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THE SECURITIES EXCHANGE ACT.
than the aggregate period of permissible postponements under Article 7. If Customer does not provide a notice of termination to Contractor within [***] days of postponement or notice of postponement by Contractor, Customer waives its right to terminate the postponed Launch Service under this Paragraph 18.1 unless Contractor further postpones the Launch Service under Article 7. If Customer terminates the Launch Service in accordance with this Paragraph 18.1, Contractor shall reimburse Customer for all payments made to Contractor for the terminated Launch Service.

18.3	Termination by Contractor for Non-Payment. Contractor may terminate the Launch Service under this Contract if Customer fails to make any payment to Contractor relating to the Launch Service on the due date as required by this Contract provided Customer fails to remedy such non-payment within [***] days of notice (“Cure Period”) from Contractor describing such non-payment provided however if the payment is a due within [***] months of the Launch Period, Launch Slot, or Launch Date, as applicable, the Cure Period shall be reduced to [***] days . If Contractor terminates a Launch Service in accordance with this Paragraph 18.3, Contractor shall be entitled to retain the Termination Charge set forth in Paragraph 18.6.

18.4	Termination by Contractor for Excessive Launch Postponements. Contractor may terminate the Launch Service under this Contract if: Customer has actually postponed, or provided notice of postponement of the Launch Service under Article 7 entitled “Launch Schedule Adjustments,” including postponements attributable to Customer under Paragraph 7.3 and 10.3, for more than the aggregate period of permissible postponements under Article 7. If Contractor does not provide a notice of termination to Customer within [***] days of postponement or notice of postponement by Customer, Contractor waives its right to terminate the postponed Launch Service under this Paragraph 18.4 unless Customer further postpones the Launch Service under Article 7. If Contractor terminates the Launch Service in accordance with this Paragraph 18.4, Contractor shall be entitled to the Termination Charge set forth in Paragraph 18.6.

18.5	Termination Date. The termination date of the Launch Service terminated under this Article 18 shall be effective as of the date of receipt of the notice of termination provided to Contractor in accordance with Paragraph 9.2.

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18.6	Termination Charge. If the Launch Service is terminated in accordance with the provisions of Paragraphs 18.1, 18.3 or 18.4, Contractor may retain as a Termination Charge the following amount(s), plus any amounts that may be due under Article 7.

Table 18.6-1: Launch Service No. 1 — Termination Charge Schedule

Amount Due as a Percentage of the Launch
Payment Due Dates	Service Price
[***]	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

L-[***] Months	[***]

[***]	[***]

[***]	[***]
Where “L” is the first day of the originally scheduled Launch Period

If the effective termination date falls between the Termination Dates, the Termination Charge attributable to such partial period shall be prorated through the effective termination date. Customer will pay to Contractor any unpaid portion of the Termination Charge within [***] days of Contractor’s invoice. Contractor shall refund to Customer any amount paid, without interest, under this Contract for the terminated Launch Service in excess of the Termination Charge within [***] days of the effective termination date for the Launch Service.

18.7	Effect of Termination. If either Party terminates a Launch Service or this Contract under this Article 18, both Parties’ obligations under this Contract with respect to such Launch Service(s) shall be discharged as of the Launch Service(s) effective termination date except that Customer’s obligation to pay the Termination Charge described in Paragraph 18.6 and any fees or charges due to Contractor in accordance with Paragraphs 5.6 and 7.1.5 shall survive the termination of the Launch Service(s) and this Contract. If less than all Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 18, the provisions of this Article shall apply to the terminated Launch Service(s) only, and the Parties shall continue to perform their obligations with respect to any Launch Service(s) not terminated under this Article. If all remaining Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 18, the entire Contract shall be deemed to have been terminated as of the effective termination date of the last terminated Launch Service(s).

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ARTICLE 19
DISPUTE RESOLUTION
19.1	Dispute Resolution. Any dispute arising under or relating to this Contract or the breach thereof, including any dispute concerning the validity, scope or enforceability of this provision, that is not promptly resolved directly by the Parties shall be resolved through negotiation, mediation, or court proceedings as set forth in this Article 19.

19.2	Negotiation. Any dispute arising hereunder that is not promptly resolved by the individuals identified in Article 9 shall be referred to the senior management of Contractor and Customer designated by the Parties. If such senior management considers that it cannot resolve the dispute as determined by either Party, at any time since the dispute referral the Parties shall seek resolution of the matter through mediation, or court proceedings as provided below.

19.3	Mediation. Any dispute arising hereunder that is not promptly resolved through the negotiation procedure described in Paragraph 19.2 shall be referred to mediation. Mediation shall be an informal, non-binding dispute resolution process mutually agreed by the Parties or by a mutually acceptable alternative dispute resolution organization. If such mediation does not satisfactorily resolve the dispute within [***] days of referral of the dispute to the senior management of the Parties, either party may institute court proceedings as set forth in Paragraph 19.4 below.

19.4	Court Proceedings Any dispute that is not resolved otherwise by the Parties through negotiation or mediation as provided in this Article 19 may be submitted for resolution to a court of competent jurisdiction in accordance with Article 24. The use or attempted use of any alternative dispute resolution procedures, such as negotiation or mediation shall not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party. With respect to any court proceedings, any information deemed by either Party to be of a commercially sensitive nature shall be entitled to the protection afforded by protective orders issued by a court of competent jurisdiction.

19.5	Language. Negotiations, mediation sessions, or court proceedings in connection with this Contract shall be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party.
ARTICLE 20
CONFIDENTIALITY
20.1	Disclosure of Contract Provisions.
20.1.1	Each Party shall make reasonable efforts to assure that its employees do not disclose the terms or conditions of this Contract, except as may be required to perform this Contract, to acquire insurance or the benefit thereof, in support of arbitration or legal or judicial proceedings relating hereto, as required by their respective governments, or in the normal course of reporting to its parent company.

20.1.2	No publicity or information regarding this Contract will be given or released without the prior written consent of the other Party. Consent to release of information by either Party shall not be unreasonably delayed or withheld. Notwithstanding the foregoing two (2) sentences, in the event Customer has not provided written consent to

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announce the Contract award within [***] days of the Effective Date, Contractor shall have the right to publicly announce the existence of the Contract, name of the Spacecraft and nominal year of Launch.
20.2	Proprietary Information. It is recognized that Customer and Contractor each will have developed business, financial, and technical information including but not limited to information relating to the mating and launching of the Launch Vehicle and the Spacecraft that will be exchanged between the Parties. To the extent that such data is considered “Proprietary Information” by either Party, such disclosures shall be handled in accordance with this Article 20.
20.2.1	“Proprietary Information” (i) shall mean this Contract for Launch Services and that information, data or material in written form that is conspicuously marked “Proprietary,” and that is delivered by Contractor or by Customer, as the case may be, to the representative(s) designated for receipt thereof by the other Party; (ii) shall include all copies in whole or in part made of such information, data or material or derivative uses thereof; and (iii) all the information exchanged between the Parties relating to this Contract shall be considered “Proprietary Information.”

20.2.2	Each Party agrees not to use the other Party’s Proprietary Information for any purpose other than for the performance of this Contract. Any other use or disclosure of such Proprietary Information shall be made only upon prior written consent of the other Party, provided however, that the foregoing restriction shall not apply in the event that a Party is required by law ,regulation or rule, including laws or regulations or rules associated with a Party seeking funding or financing, to disclose Proprietary Information of the other Party to a Governmental or regulatory body (including but not limited to a judicial body) including any departments, agencies and/or relevant regulatory authority ,stock exchange or securities regulatory body, provided that the disclosing Party shall give notice to the other Party promptly in order to allow the Party sufficient time to seek protection of its Proprietary Information. , Each Party shall put forth all reasonably commercial efforts to cooperate to seek the protection of the confidentiality or proprietary nature of said Proprietary Information from disclosure outside the Governmental body to any third party. A Party shall not be liable for a disclosure or use of another Party’s Proprietary Information under this Article if it has complied with the provisions specified above and the subject Proprietary Information is required nonetheless to be disclosed in accordance with applicable law ,regulation or rule.

20.2.3	Each Party agrees to restrict disclosures of the Proprietary Information of the other Party to only those having a need to know in the performance of this Contract and to have all such Proprietary Information protected with reasonable care such as that care normally used to protect its own Proprietary Information within its own organization. If such care is used, the recipient shall not be liable for the unauthorized disclosure of Proprietary Information.

20.2.4	The aforementioned restrictions on use and disclosure of Proprietary Information will not apply:
20.2.4.1	If either Party can show that the Proprietary Information received from the other is or has become generally available through the public domain without fault of such Party;

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20.2.4.2	If the Proprietary Information is in a written record in one Party’s files prior to its receipt from the other Party and is not otherwise restricted as to its use or disclosure;

20.2.4.3	If either Party at any time lawfully obtains the Proprietary Information in writing from a Third Party under circumstances permitting its disclosure;

20.2.4.4	If the Proprietary Information is disclosed with the prior written consent of the other Party, provided such disclosure complies in all respects with the terms of the written consent;

20.2.4.5	If the Proprietary Information is required, but only to the extent necessary, to be disclosed pursuant to a change of control or financial restructure or for any legal or financial audit process, provided, however, that third parties with access to the Proprietary Information shall be subject to the nondisclosure requirements and use restrictions provided herein.

20.2.4.6	If the Proprietary Information is required, to the extent necessary to be disclosed to broker or insurance company provided, however, that third parties with access to the Proprietary Information shall be subject to the nondisclosure requirements and use restrictions provided herein

20.2.4.7	[***] years after the termination date, for any cause whatsoever.
20.2.5	Upon termination or expiration of this Contract, the Parties, within a reasonable period of time, will return all Proprietary Information received from the other Party under the terms of this Contract or certify that all the Proprietary Information has been destroyed.

20.2.6	It is understood that neither Party assumes any liability to the other for damages arising from the other Parties use of or reliance upon any Proprietary Information disclosed pursuant to this Article except as provided elsewhere herein.
ARTICLE 21
INTELLECTUAL PROPERTY
Neither Party will acquire, as a result of the services to be provided under this Contract, any rights to the inventions, patents, copyrights, trademarks or other intellectual or technical property or any rights to the proprietary information of the other Party or the Related Third Parties of the other Party.
ARTICLE 22
RIGHT OF OWNERSHIP AND CUSTODY
22.1	Customer hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Launch Vehicle or in any other tangible or intangible property or hardware of Contractor or its Related Third Parties, including, without limitation, any patent or data rights used or furnished in providing Launch Services under this Contract. Such property shall be considered the sole and exclusive property of Contractor or its subcontractors.

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22.2	Contractor hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Spacecraft or in any other tangible or intangible property or hardware of Customer or its Related Third Parties, including, without limitation, any patent or data rights with respect to the Spacecraft. Such property shall be considered the sole and exclusive property of Customer or its subcontractors.
ARTICLE 23
AMENDMENT
Any amendment, modification or change to this Contract, including but not limited to launch requirements, changes in quantity or schedule adjustments, may only be made in writing by authorized representatives of Customer and Contractor.
ARTICLE 24
GOVERNING LAW
24.1	This Contract shall be governed by and construed in accordance with the laws of the State of New York, United States of America, exclusive of that jurisdiction’s conflict of law rules. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Contract.

24.2	Any legal action or proceeding with respect to this Contract shall be brought exclusively in the United States District Court for the Southern District of New York, and by execution and delivery of this Contract the Parties irrevocably consent to the jurisdiction of such courts. Each Party irrevocably waives any objection, including any objection to the laying of venue based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Contract.

24.3	Customer is subject to civil and commercial law with respect to its obligations hereunder, and the execution, delivery and performance of this Contract by Customer constitute private and commercial acts rather than public or governmental acts. Neither Customer nor any of its property has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

24.4	WAIVER OF JURY TRIAL. THE PARTIES WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONTRACT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.
ARTICLE 25
WAIVER OF BREACH
The failure of either Party, at any time, to require performance of the other Party of any provision of this Contract shall not waive the requirement for such performance at any time thereafter.

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ARTICLE 26
ASSIGNMENT
This Contract shall not be transferred, assigned in full or in part, as security or otherwise, or delegated to any other individual, firm, institution, organization or government agency by either Party without the prior written consent of the other Party. Consent to assignment or delegation by either Party shall not be unreasonably delayed or withheld. Customer shall not assign this Contract, in full or in part, to any government or governmental agency or governmental entity, unless this provision is waived in writing by Contractor.
[***].
Any attempted assignment or delegation, without such consent, shall be void and without effect. Any permitted assignment or delegation shall not act to release a Party from its obligations under this Contract unless the consent to assignment or delegation from the other Party specifically provides for such release.
ARTICLE 27
ENTIRE AGREEMENT
This Contract constitutes the entire agreement and understanding between the Parties. No other promises or representations, either verbal or written, with the exception of duly executed subsequent written modifications to the Contract shall have any force or effect in regard to the contractual obligations of the Parties herein.
ARTICLE 28
SEVERABILITY
The invalidity, unenforceability or illegality of any provision hereto shall not affect the validity or enforceability of the other provisions of this Contract, which provisions shall remain in full force and effect.
ARTICLE 29
TITLES AND HEADINGS
Titles and headings to Articles, paragraphs and tables in this Contract are provided for convenience of reference only and shall not affect the meaning or interpretation of this Contract.
ARTICLE 30
SURVIVAL
Notwithstanding any other provision to the contrary, and in addition to any other provision in this Contract stated to survive the termination or expiration of this Contract, the provisions contained in Article 1, Paragraphs 4.2, Article 5, 13.7, Article 15, Article 17, Paragraph 18.6, Paragraph 18.7, Article 19, Article 20, Article 21, Article 22, and Article 24 shall survive the termination or expiration of this Contract.

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IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the day and year first above written:

For Customer		For Contractor

SATELITES MEXICANOS, S.A. DE C.V.		ILS INTERNATIONAL LAUNCH SERVICES, INC.

By:	/s/ Patricio Northland	By:	/s/ Carl J. Holub

Name:	Patricio Northland	Name:	Carl J. Holub

Title:	CEO & Director General	Title:	Director of Contracts

Date:	December 23rd, 2010	Date:	23 December 2010